EXHIBIT 10.5

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE LIKELY TO CAUSE COMPETITITVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS DENOTED BY ASTERISKS IN BRACKETS [*****].

AMENDMENT NUMBER 40
TO
SPECIAL BUSINESS PROVISIONS (SBP) MS-65530-0016
BETWEEN
THE BOEING COMPANY
AND
SPIRIT AEROSYSTEMS, INC.
This Amendment 40 (“Amendment”) to Special Business Provisions MS-65530-0016 is entered into, as of the date of the last signature below, between The Boeing Company, a Delaware Corporation ("Boeing"), and SPIRIT AEROSYSTEMS, INC, a Delaware Corporation with its principal office in Wichita, Kansas (“Seller”). Boeing and Seller sometimes are referred to herein individually as a “Party” and collectively as the “Parties.”
RECITALS

A.
The Parties entered into Special Business Provisions MS-65530-0016, dated June 16, 2005, (the “SBP”) and the General Terms Agreement BCA-65530-0016, dated June 17, 2005, (the “GTA”), and including any amendments to the SBP and GTA (collectively the “Sustaining Agreement”).

B.	The most recent amendment to the SBP is Amendment 39, entered into November 2, 2018.

C.
The Parties executed an MOA on December 21, 2018 (the “MOA”) regarding, among other things, pricing and other terms and conditions pertaining to certain Derivatives and models of the 737, 747, 767, and 777 programs (the "Programs").

D.	The Parties wish to amend the SBP to carry out the agreements in Sections 3 through 9, 13 and 16 of the MOA as specifically set forth herein.

AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

1.	The list of “AMENDMENTS” within the Sustaining SBP is hereby deleted and replaced in its entirety as follows:
“AMENDMENTS

Amendment Number	Description	Date	Approval

1	Revise Company name from Mid-Western Aircraft Systems Incorporated to Spirit AeroSystems throughout document. Update attachments 1, 2, 4, 14 and 16.	2/23/2006	H. McCormick
R. Stone
2	Incorporate CCNs as listed in Amendment 2, Attachment A, includes addition of new section 12.19, modification to sections 3.4.9, 12.16 and 32.0. Updates to attachments 1, 2, 6, 7, 15, 16, 19 and 20.	4/11/2007	H. McCormick
J. Edwards
3	Incorporate CCNs as listed in Amendment 3, Attachment A. Updates to attachments 1, 2, 7, 14, 15, 16 and 22.	11/28/2007	H. McCormick
J. Edwards
4	Incorporate CCNs as listed in Amendment 4, Attachment A. Updates to Attachments 1, 2, 7, 14, 15, 16. Incorporate Attachment 1A per CCN 508, 1328.	7/8/2008	S.Hu
W. Wallace
5	Incorporate CCNs as listed in Amendment 5, Attachment A, includes addition of new section 12.3.1.1 Updates to Attachments 1, 2, 7, 14, 15, 16, 20.	6/22/2009	S. Hu
R. Stone
6	Incorporate CCNs as listed in Amendment 6, Attachment A. Updates to Attachments 1, 2, 4, 7, 9, 10, 14, and 16. Incorporate Attachment 9 per CCN 2385.	11/23/2010	S. Hu
M. Milan
7
Incorporate CCNs as listed in Amendment 7, Attachment A, includes addition of new section 12.13.3.1. Updates to Attachments 1, 2, 4, 7, 9, 14, and 16. Incorporate Attachment 1B per CCN 4212 and Attachment 23 per the 767-2C MOA.
		7/28/2011	S. Hu
M. Milan
8	Incorporate CCNs as listed in Amendment 8, Attachment A, includes revisions to section 7.9 and 12.13.1.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 15, and 16.	8/16/2013	C. Howell
M. Milan
9	Incorporate Attachment 25 - 737 Max Titanium Inner Wall Agreement.	9/4/2014	E. Flagel
M. Milan
10	Incorporate Attachment 26-737 Derailment.	9/26/2014	B. Folden
R. Ast
11	Incorporate Attachment 27 -737-MAX Non Recurring Agreement, and Attachment 28 737/747/767/777 Pricing Agreement. Updates Section 4.1 Attachment 4, Section B.1, Attachments 9 and 15.	3/10/2015	C. Howell
R. Ast
12	Delete and replace Attachment 25, Section 3.0.	4/9/2015	K. Drawsky
R. Ast
13	Incorporate CCNs as listed in Amendment 13, Attachment A. Updates to Attachments 1, 2, 7, 9, 14, and 16.	1/4/2016	L. Taylor
K. Leyba
14	Incorporate Attachment 25, Addendum 1.	4/21/2015	D. Blaylock
R. Grant
15	NULL	NULL	NULL
16	NULL	NULL	NULL
17	Incorporate Attachment 29 - 777X Non-Recurring Agreement.	12/23/2015	A. Lucker
E. Bauer
18	NULL	NULL	NULL

19	NULL	NULL	NULL
20	737 MAX Inner Wall.	12/17/2015	S. Garcia-Deleone
J. Reed
21	Revisions to Attachment 27. 737 MAX Non-Recurring Agreement.	5/9/2016	D. Blaylock
R. Grant
22	737 Max Composite Inner Wall Line Movement.	11/2/2016	D. Blaylock
E. Bossler
23	737 MAX 9 INITIAL and CIW Line [*****] Tooling Incentive Agreement.	12/16/2016	D. Blaylock
E. Bossler
24	Incorporate CCNs as listed in Amendment 23, Attachment A. Updates to Attachments 1,2,7,9, and 14.	12/20/2016	L. Taylor
K. Leyba
25	Revisions to Attachment 27, 737 MAX Non-Recurring.	3/16/2017	D. Blaylock
E. Bossler
26	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	3/23/2017	D. Blaylock
E. Bossler
27	Incorporate Attachment 30, “737 NG / MAX Vapor Barrier Agreement”, updates to Attachment 1 and 9.	3/31/2017	B. Edwards
K. Clark
28	Revisions to Attachment 29, 777X NRE Agreement.	6/22/2017	K. O’Connell
C. Green
29	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	7/20/2017	D. Blaylock
E. Bossler
30
Delete and Replace SBP Sections 4.1, 4.1.1, 5.1.1, 5.2.1, 7.2, 8.0, 12.11, and 12.13.1.1 and SBP Attachments 1, 1B, 10 Section A10.2.10, 15, 16, 22, 27, and 29. Delete and Reserve SBP Attachments 1C, 20, and 28. Incorporate SBP Attachment 1D and 31.
		9/22/2017	B. Edwards
W. Wilson
31	Revisions to Attachment 27, 737-8 Rate Tooling Incentive Agreement.	10/18/2017	D. Blaylock
E. Bossler
32	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/15/2017	D. Blaylock
E. Bossler
33	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/30/2017	D. Blaylock
E. Bossler
34	Revisions to Attachment 27, 737-10 Non-Recurring Non-Tooling.	2/23/2018	D. Blaylock
E. Bossler
35	Revisions to Attachment 27, 737-9 Rate Tooling [*****].	4/18/2018	D. Blaylock
J. O'Crowley
36	Revisions to Attachment 27, 737-10 Wing NRE.	6/20/2018	D. Blaylock
E. Bossler
37
Incorporation of new Sections: 3.3.4.10 767 One Piece SOW Tooling, 3.3.7 767 One Piece SOW NonRecurring Pricing, 3.4.2.2 Delivery Point and Schedule for 767 One Piece SOW and 3.8 767 One Piece Statement of Work Special Provisions. Updates to Sections 7.1, Attachment 1 and 9.
		8/17/2018	H. Langowski
R. Grant
38	Revisions to Attachment 27, 737 MAX BBJ8, BBJ7, and 737-10 SOW	11/1/2018	T. Willis
E. Bossler

39
4.1.1 is altered. A new section 4.7 is added. Attachment 1 (excluding the Exhibits) is deleted and replaced in its entirety. A new Attachment 32 “737 Value Engineering Cost Sharing” is added. Attachment 1 Exhibits B, B.1, B.2, C, C.1, C.2, D, D.1, D.2, E.1, E.2, F, F.1, and F.2 are deleted and replaced in their entirety. A new Attachment 1 Exhibit C.3 is added. Attachment 1B is deleted in its entirety.
	11/2/2018	K. Shipley
E. Bossler
40
SBP Section 4.7 is deleted and replaced in its entirety.
SBP Section 7.2 is deleted and replaced in its entirety.
A new SBP Section 7.5.3 is added.
SBP Attachment 1 (including Exhibits B, B.1, B,2, D, D.1, D.2, F, F.1, F.2, and G) is deleted and replaced in its entirety.
SBP Attachment 1B is added and marked “Reserved”.
SBP Attachment 15 is deleted and replaced in its entirety.
SBP Attachment 16 (including its Exhibit) is deleted and replaced in its entirety.
SBP Attachment 31 is deleted, replaced in its entirety, and marked “Reserved”.
SBP Attachment 32 (including its Exhibit A) is deleted and replaced in its entirety.

All of the above is accordance with the agreements as set forth in the Collective Resolution 2.0 Memorandum of Agreement (the “CR 2.0 MOA”), dated December 21, 2018
Concurrently with the CR 2.0 MOA, the Parties also executed that certain Settlement and Release Agreement, dated December 21, 2018, pertaining to the release and settlement of warranty and various other claims
	1/29/2019	R. Velau
E. Bossler
“

2.	The SBP is hereby amended by deleting the list of “Attachments” within the SBP and replacing it in its entirety with a new SBP list of Attachments as follows:

“ATTACHMENTS

Attachment 1    Work Statement and Pricing
Attachment 1A    737 AOE door SOW
Attachment 1B    Reserved
Attachment 1C    Reserved
Attachment 1D    MAX Composite Inner Wall SOW
Attachment 2    Production Article Definition and Contract Change Notices
Attachment 3    Reserved
Attachment 4    Additional Statement of Work
Attachment 5    Rates and Factors
Attachment 6    Lead Time Matrix (Accel/Decel)
Attachment 7    Indentured Priced Parts List and POA Pricing
Attachment 8    Seller Data Submittals
Attachment 9    Non-Recurring Agreements
Attachment 10    Quality Assurance Requirements
Attachment 11    Second Tier Support
Attachment 12    Non-U.S. Procurement Report Form
Attachment 13    Reserved
Attachment 14    Production Article Delivery Schedule
Attachment 15    Model Mix Constraint Matrix
Attachment 16    Boeing Furnished Material/Boeing Provided Details
Attachment 17    Reserved
Attachment 18    Reserved
Attachment 19    Reserved
Attachment 20    Reserved
Attachment 21    Commodity Listing and Terms of Sale
Attachment 22    Abnormal Escalation
Attachment 23    767-2C SOW
Attachment 24    Anti-Lobbying Certificate
Attachment 25    737 Max Titanium Inner-Wall Work Transfer SOW
Attachment 26    737 Derailment
Attachment 27    737 MAX Non-Recurring Agreement
Attachment 28    Reserved
Attachment 29    777X Non-Recurring Agreement
Attachment 30    737 NG / MAX Vapor Barrier Agreement
Attachment 31    Reserved
Attachment 32    737 and 777X Value Engineering Cost Sharing”

3.	SBP Section 4.7 “737 Cost Savings Projects” is deleted in its entirety, renamed to “737 and 777X Cost Savings Projects”, and replaced with the following:

“4.7     737 and 777X Cost Savings Projects
Cost savings projects implemented during the Pricing Period for all 737 models and all 777X models will be administered in accordance with SBP Attachment 32 (“737 and 777X Value Engineering Cost Sharing”).”

4.	SBP Section 7.2 “Change Pricing Criteria” is deleted in its entirety and replaced with the following:

“7.2    Change Pricing Criteria
The following Change pricing thresholds will apply to all Changes:
Recurring Price:
An equitable adjustment (either debit or credit) shall be negotiated and incorporated into the applicable SBP Attachment 1 recurring Non-Discounted Price and all pricing within the respective SBP Attachment 1 columns as shown in the 737 NG / MAX Change Pricing Criteria Table listed below (as applicable) if both of the following conditions are met:

a.
For Engineering Changes, the recurring price impact to the Attachment 1 part Price for each individual Change exceeds [*****] of the then current Price for that part or for Statement of Work allocation Changes, the recurring price impact to the Attachment 1 part Price for each individual Change exceeds [*****] of the then current Price for that part (see note 1 below), and

b.	The recurring price impact for each individual Change exceeds [*****] per year based on then current requirements forecasted for the following calendar year.

Note 1: For Statement of Work allocation changes only there is an annual cumulative cap of [*****]. The annual cumulative cap will begin January 1st of each year and end December 31st of each year. This cap will re-set to zero at the beginning of each year and only new Statement of Work allocation changes falling below the [*****] threshold will be applied against this cap. The value attributable to each change will be as negotiated by the Parties and Seller agrees to provide information to Boeing for these Change proposals consistent with the terms of this SBP for any and all assertions believed to contribute towards the [*****] cap.

For clarity, negotiated changes to Attachment 1 737 NG / MAX recurring pricing will be applied to the Attachment 1 Non-Discounted Prices and all columns will be adjusted as shown in the Table below.

737 NG / MAX Change Pricing Criteria Table:
Non-Discounted Price (Post Change)	Col A	Col B	Col C	Col D	Col E	Col F	Col G	Col H	Col I
Y+X	(Y+X) * (1-Z)	(Y+X) * (1-Z)	(Y+X) * (1-Z)	(Y+X) * (1-Z)	(Y+X) * (1-Z)	(Y+X) * (1-Z)	(Y+X) * (1-Z)	(Y+X) * (1-Z)	(Y+X) * (1-Z)

X = Change Value
Y = Non-Discounted Price (Pre Change)
Z = Applicable columns on Attachment 1 Table 1: 737 NG / MAX Discount Structure
Non-Recurring
An equitable adjustment will be made by Boeing to Seller for non-recurring if both of the following conditions are met:

a.	The non-recurring price impact for each individual Change exceeds [*****], and

b.	The non-recurring Change is associated with a new statement of work (not for current configuration of parts defined in Attachment 1 as of June 16, 2005.”

5.	The SBP is hereby amended by adding a new SBP Section 7.5.3 “737 Rate [*****]” as follows:
“7.5.3    737 RATE [*****]
Seller will increase its production rate on the 737 Program to [*****] APM in accordance with Boeing’s direction and in accordance with SBP Section 7.5. Both Parties will mutually work together to establish a reasonable [*****] APM incorporation timeline.”

6.
SBP Attachment 1, not including its Exhibits, is deleted in its entirety and replaced with a revised SBP Attachment 1 (attached hereto as Attachment A). The Exhibits to the existing SBP Attachment 1 remain unchanged except as expressly amended herein.

7.
Exhibits B, B.1, B.2, D, D.1, D.2, F, F.1, F.2, and G of SBP Attachment 1 are deleted in their entirety and replaced with revised Exhibits B, B.1, B.2, D, D.1, D.2, F, F.1, F.2, and G of SBP Attachment 1 (collectively attached hereto as Attachment B).

8.	The SBP is hereby amended by incorporating SBP Attachment 1B (attached hereto as Attachment C), denoted as “Reserved”, reflecting the Parties’ agreement within SBP Amendment 39.

9.	SBP Attachment 1D is deleted in its entirety and replaced with a revised SBP Attachment 1D (attached hereto as Attachment D).

10.	SBP Attachment 15 is deleted in its entirety and replaced with a revised SBP Attachment 15 (attached hereto as Attachment E).

11.
SBP Attachment 16, not including its Exhibit, is deleted in its entirety and replaced with a revised SBP Attachment 16 (attached hereto as Attachment F). The Exhibit to the existing SBP Attachment 16 remains unchanged except as expressly amended herein.

12.	Exhibit A of SBP Attachment 16 is deleted in its entirety and replaced with revised Exhibit A of SBP Attachment 16 (attached hereto as Attachment G).

13.	SBP Attachment 22 is deleted in its entirety and replaced with a revised SBP Attachment 22 (attached hereto as Attachment H).

14.
The SBP is hereby amended by deleting SBP Attachment 31 “Annual Shipset Production Rate-Based Adjustment” and replacing it in its entirety with a new SBP Attachment 31 denoted as “Reserved” (attached hereto as Attachment I)

15.
SBP Attachment 32, not including its Exhibit, is deleted in its entirety and replaced with a revised SBP Attachment 32 (attached hereto as Attachment J). The Exhibit to the existing SBP Attachment 32 remains unchanged.

16.	All other provisions of the SBP shall remain unchanged and in full force and effect.

17.
This Amendment constitutes the complete and exclusive agreement between the Parties with respect to the subject matter set forth herein and supersedes all previous agreements between the Parties relating thereto, whether written or oral.

18.
The Parties acknowledge that this Amendment reflects a compromise resolution by the Parties of certain claims and that nothing contained in this Amendment constitutes or will be construed as an acknowledgement or admission of liability or absence of liability in any way on the part of the Parties, each of which expressly denies any liability or wrongdoing in connection with such claims, and the Parties agree not to issue any public statement or comment to the contrary. The Parties agree that this Amendment, and the terms and conditions hereof, including without limitation the figures used to reach all pricing and payment figures herein, will have no precedential value and therefore will not be used in support or defense of any other claim arising from the Parties’ contracts.

19.	This Amendment shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

20.	In the event of a conflict between the terms of this Amendment and either the SBP or GTA, the terms of this Amendment shall have precedence with respect to the subject matter of this Amendment.

IN WITNESS THEREOF, the duly authorized representatives of the Parties have executed this Amendment No. 40 as of the last date of signature below.
The Boeing Company                Spirit AeroSystems, Inc.
Acting by and through its division
Boeing Commercial Airplanes
By:    _/s/ Thomas F. McGargan____        By:    _/s/ Eric S. Bossler_________
Name:    _Thomas F. McGargan______        Name:    _Eric S. Bossler____________
Title:    Sr. Manager, Contracts         Title:    _Contracts Specialist________
Date:    _January 30, 2019__________        Date:    _January 30, 2019__________

ATTACHMENT A of SBP Amendment 40
SBP ATTACHMENT 1
WORK STATEMENT AND PRICING
(Reference SBP Sections 3.2, 3.3.4.1, 3.4.4, 4.1, 4.1.1, 4, 7, 7.2, 7.10.1, 12.6.1, 12.13.1.1, 18.0, Attachment 32)

1.	RECURRING PRICING PERIOD

a)
Non-Discounted Price means the pricing prior to application of production rate-based discounts, if such discounts are applicable. Non-Discounted Prices are subject to Changes in accordance with SBP Section 7.0. Non-Discounted Prices are listed in SBP Attachment 1 Exhibit(s) B.1, B.2, C.1, C.2, C.3, D.1, D.2, F.1 and F.2.

i.	In the event there is an error in the calculation of Prices contained in this SBP Attachment 1, the Parties shall correct said Prices.

b)
The pricing as set forth in sections 2, 5, and 7 (for 777X and 777 other than 300ER and 200LR) is for the pricing period January 1, 2016, through December 31, 2030. The pricing as set forth in sections 4 and 7 (for 777 300ER and 200LR only) is for life of each respective Program Airplane so long as such models remain in continuous production. The periods specified in this subsection b) are referred to as the “Pricing Period” for the applicable Program Airplane.

c)
The pricing on and after January 1, 2031, for sections 2, 5, and 7 (for 777X and 777 other than 300ER and 200LR) will be negotiated by the Parties, and the Parties will begin negotiating twenty-four (24) months prior to such date.

i.
Pricing on and after January 1, 2031 for 737 NG / MAX will take into account market dynamics, productivity improvements and other cost reductions resulting from increases in rates above [*****] APM, if Boeing is then producing at such rates.

d)
In the event the Parties are unable to agree on follow-on pricing prior to the end of the Pricing Period, interim pricing will take effect and continue thereafter until the earlier of such time as: (i) the Parties agree to follow-on pricing; or (ii) pricing is established in accordance with GTA Section 33.0 and this SBP Attachment 1. The period between the end of the Pricing Period and the establishment of follow-on pricing shall be defined as the “Interim Pricing Period”.

e)	Interim Pricing Reconciliation:
The Parties agree to reconcile the pricing set forth in this SBP Attachment 1 for the Pricing Period with the interim pricing paid by Boeing to Seller from January 1, 2016 to December 31, 2017 in two phases:

i.
Boeing and Seller will validate and agree on phase i amounts for Seller shipments from January 1, 2016 through October 1, 2017. The applicable Party shall make payment within [*****] days of validating the reconciled amount.

ii.
Boeing and Seller will validate and agree on phase ii amounts for Seller shipments from October 2, 2017 through December 31, 2017. The applicable Party shall make payment within [*****] days of validating the reconciled amount.

2.	737 NG / MAX and P-8 RECURRING PRICING
737 NG / MAX and P-8 pricing for the Pricing Period is listed in SBP Attachment 1 Exhibit B.1 (737 NG / MAX and P-8 Detailed Part List Pricing excluding Loose Ship Parts and VSA Wing Kits) and Exhibit B.2 (737 NG / MAX and P-8 Loose Ship Parts and VSA Wing Kits Pricing). Exhibit B (737 NG / MAX and P-8 Product Pricing Roll Up) is an accurate summary of Exhibit B.1 for Boeing internal forecasting purposes only. For the avoidance of doubt, Exhibit B shall not be used for placing orders or calculating thresholds. Exhibit B shall be updated concurrently with any updates to Exhibit B.1.

a)	737 NG / MAX and P8 Pricing

Table 1 - 737 NG / MAX Discount* Structure
Col A	Col B	Col C	Col D	Col E	Col F	Col G	Col H	Col I
[*****]%	[*****]%	[*****]%	[*****]%	[*****]%	[*****]%	[*****]%	[*****]%	[*****]%
*discounts (positive or negative) applied to Non-Discounted Price
For the avoidance of doubt, pricing in SBP Attachment 1 Exhibit B.1 (737 NG / MAX and P-8 Detailed Part List Pricing excluding Loose Ship Parts and VSA Wing Kits) and Exhibit B.2 (737 NG / MAX and P-8 Loose Ship Parts and VSA Wing Kits Pricing) includes the applicable production rate-based discounts referenced in the above Table 1 - 737 NG / MAX Discount Structure.
For clarity, the 737 P-8 will be used to calculate 737 production rates; however, the production rate-based discounts specified in SBP Attachment 1 Table 1 above do not apply to the 737 P-8 Products. In addition, the production rate-based discounts specified in SBP Attachment 1 Table 1 above do not apply to the 737 MAX Composite Inner Wall (CIW; reference SBP Attachment 1D), which is included within the 737 MAX Thrust Reverser Prices listed in SBP Attachment 1 Exhibit B.1.

Table 2 - 737 Pricing Reference Table
Production Rate	2016	2017	2018	2019	2020	2021	2022	2023-2030
[*****] through [*****]	n/a	n/a	n/a	n/a	Col E*	Col F	Col F	Col F
[*****] through [*****]	n/a	n/a	n/a	Col C	Col E	Col E	Col E	Col D
[*****] through [*****]	n/a	n/a	Col B	Col C	Col C	Col C	Col C	Col C
[*****] through [*****]	Col A	Col A	Col B	Col B	Col B	Col B	Col B	Col B
[*****] through [*****]	Col A	Col A	Col B	Col A	Col A	Col A	Col A	Col A
[*****] through [*****]	n/a	n/a	n/a	Col G	Col G	Col G	Col G	Col G
[*****] through [*****]	n/a	n/a	n/a	Col H	Col H	Col H	Col H	Col H
Less than [*****]	n/a	n/a	n/a	Col I	Col I	Col I	Col I	Col I
* Discount applicable if Seller produces at [*****] APM in 2020.

i.
The pricing referenced in Table 2 (737 Pricing Reference Table) shall take effect for deliveries on and after January 1st of each year following the year in which the applicable rate is achieved and held, except as noted in sections 2.a)vi and 2.a)vii below.

ii.
In the event Boeing does not achieve and hold rate [*****] in 2018, pricing listed in Column B of SBP Attachment 1 Exhibit B.1 and B.2 shall apply for the remainder of the Pricing Period (starting January 1, 2018) until Boeing does so.

iii.
In the event Boeing achieves and holds rate [*****] but does not achieve and hold rate [*****], pricing in Column C of SBP Attachment 1 Exhibit B.1 and B.2 shall apply for the remainder of the Pricing Period until Boeing does so; provided, if rates drop below rate [*****], pricing in Column B of SBP Attachment 1 Exhibit B.1 and B.2 shall apply until such time as rate [*****] is achieved again and held. Further, if rates drop to between rate [*****] and rate [*****], after initially achieving rate [*****], pricing in Column C of SBP Attachment 1 Exhibit B.1 and B.2 shall apply until such time as rate [*****] is achieved again and held.

iv.
In the event a new or adjusted Master Schedule is released in accordance with the SBP, which slides implementation of production rate [*****] beyond 2018 or production rate of [*****] beyond 2019 or requires any production rate reductions, the Parties agree to update SBP Attachment 1 Exhibit A and determine applicable Prices.

v.
Should an update to Prices be required as set forth in the preceding clause (iv), the Parties shall use the appropriate pricing column from SBP Attachment 1 Table 2 to determine the correct Price within [*****] calendar days of when an update is determined to be necessary. In the event reconciliation is required, the Parties will reconcile to the applicable Pricing for that given year and an applicable retroactive payment will be made within [*****] days after the end of the then current calendar year.

vi.
In the event 737 production rates increase to [*****] after calendar year 2018, the pricing for 737 Products will be the pricing referenced in SBP Attachment 1 Exhibit B.1 and B.2 Column B until the month after rate [*****] is achieved. At that time, the pricing for 737 Products will be the pricing referenced in SBP Attachment 1 Exhibit B.1 and B.2 Column C, except as provided in SBP Attachment 1 Section 2.a)iii.

vii.
In the event 737 production rates increase to [*****] after calendar year 2019, the pricing for 737 Products will be the pricing referenced in SBP Attachment 1 Exhibit B.1 and B.2 Column C until the month after rate [*****] is achieved. At that time, the pricing for 737 Products will be the pricing referenced in SBP Attachment 1 Exhibit B.1 and B.2 Column E (if the then current year is 2020, 2021 or 2022) or SBP Attachment 1 Exhibit B.1 and B.2 Column D (if the then current year is 2023, 2024, 2025, 2026, 2027, 2028, 2029 or 2030), except as provided in SBP Attachment 1 Section 2.a)iii.

viii.	The Price effectivity for rate [*****] will follow the same methodology as described in SBP Attachment 1 Section 2.a)i and iii.

Spirit & Boeing Proprietary

Amendment 40 of SBP MS-65530-0016
30 of 210     Boeing and Seller Initials
Boeing: Seller:

i.	Examples:
Achieving Rate [*****] in 2019

2019	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
737 Fuselage Deliveries	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Column	C	C	C	C	C	C	C	C	C	C	C	C
Holding Rate [*****] throughout 2020 (assumes rate [*****] is achieved in 2019)

2020	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
737 Fuselage Deliveries	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Column	E	E	E	E	E	E	E	E	E	E	E	E
Reducing from Rate [*****] to Rate [*****] after Rate [*****] is achieved (assumes rate [*****] is achieved in 2019)

2020	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
737 Fuselage Deliveries	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Column	E	E	E	E	E	C	C	C	C	C	C	C
Holding Rate [*****] throughout 2021 (assumes rate [*****] is achieved in 2019 or 2020)

2021	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
737 Fuselage Deliveries	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Column	E	E	E	E	E	E	E	E	E	E	E	E
Assumes ramp to rate [*****] in 2020 or re-achieving rate [*****] in 2022 after a decrease to [*****] prior to 2022

2022	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
737 Fuselage Deliveries	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Column	C	C	C	C	C	C	C	C	E	E	E	E

b)	737 Interim Pricing

i.
During the Interim Pricing Period, interim pricing for 737 shall be determined using the last buy pricing in 2030 as the baseline, and escalated or de-escalated using the indices and methodology provided in SBP Section 4.1.1.

Table 3 - Reserved
Reserved

ii.	RESERVED

iii.
Notwithstanding the interim pricing set forth in this Section, the Parties will use the dispute resolution process in GTA Section 33.0 to determine reasonable pricing if pricing is not agreed upon by December 31, 2031.

iv.
At the earlier of such time as: (i) the Parties agree to follow-on pricing; or (ii) pricing is established in accordance with GTA Section 33.0 and this SBP Attachment 1, the Parties will reconcile interim pricing with the follow-on pricing and a corresponding debit or credit as applicable will be made retroactive to the day after the end of the Pricing Period.

c)	Additional 737 MAX Pricing

The 737-8200 delta price (as described in Section 2.c)i below) has been settled as part of SBP Amendment 40 and the provisions addressing the 737-8200 delta price settlement are retained in Section 2.c)i for historical purposes. The 737-8200 delta price value is a delta increase of $[*****] over the then current Non-Discounted Price of the 737-8 (in complete settlement of, and based upon the configuration contained within, Spirit’s proposal ref# [*****]) per applicable Shipset beginning with the first 737-8200. Boeing will update Orders to account for the 737-8200 Production Article Price increases in accordance with the 737-8200 Order Update Schedule noted below.
737-8200 Order Update Schedule

•
Boeing will issue updated recurring Orders no later than February 7, 2019 for Production Articles delivered on and after February 8, 2019; such Orders will include the Prices for the 737-8200 contained in Exhibits B and B.1 of SBP Attachment 1 as amended by SBP Amendment 40.

Reconciliation for any 737-8200 Shipsets delivered prior to January 1, 2019 will be completed in accordance with Section 5 of the Collective Resolution 2.0 Memorandum of Agreement executed by the Parties on December 21, 2018.

i.
The Parties agree to negotiate a delta price for the 737-8200 MAX based on the 737-8 MAX configuration through Post Rev [*****] as defined in SBP Attachment 1 Section 2.d)i and 2.d)ii, and the Prices listed in Attachment 1 Exhibit(s) B.1 and B.2 . Until such price is negotiated, the agreed interim pricing is the then current pricing for the 737-8 MAX. The Parties agree pricing will be negotiated and agreed upon within [*****] days after the first Seller delivery of the 737-8200 fuselage to Boeing. At such time as a subsequent pricing agreement has been achieved, the Parties will reconcile interim pricing with the agreed-upon pricing, and a corresponding debit or credit as applicable will be made.

ii.
The Parties agree to negotiate a delta price for the 737-10 MAX based on the 737-9 MAX configuration through 737-9 Post Rev [*****] as defined in SBP Attachment 1 Section 2.d)iii and 2.d)iv below and the Prices listed in Attachment 1 Exhibit B.1 and B.2. Until such price is negotiated, the agreed interim pricing is the then current pricing for the 737-9 MAX. The Parties agree pricing will be negotiated and agreed upon within [*****] days after the first Seller delivery of the 737-10 fuselage to Boeing. At such time as a subsequent pricing agreement has been achieved, the Parties will reconcile interim pricing with the agreed-upon pricing, and a corresponding debit or credit as applicable will be made.

iii.	The Parties agree, pricing for all 737 MAX minor models shall utilize the same production rate-based discount methodology as described in SBP Attachment 1 Section 2.a) and 2.b).

d)	Changes to 737 MAX Pricing prior to respective ATCs:

Post Rev. [*****] (as defined in Section 2.d)i below) has been settled as part of Amendment 39 and the provisions addressing the Post Rev [*****] settlement are retained in Sections 2.d)i and 2.d)ii for historical purposes. The Post Rev [*****] value is a delta increase of $[*****] per shipset beginning at Line Unit [*****]. Boeing will make a retroactive payment of $[*****] for Line Unit [*****] through all applicable Production Articles delivered on or before November 7, 2018, in accordance with the Reconciliation Schedule noted below, and will increase the future payments by the $[*****] per shipset. Boeing will update Orders to account for Post Rev [*****] Production Article Price increases in accordance with the Order Update Schedule noted below.
Order Update Schedule

•
Boeing will issue updated recurring Orders no later than November 7, 2018 for Production Articles delivered on and after November 8, 2018; such Orders will include the Price adjustments for Post Rev [*****] contained in Exhibits B and B.1 of SBP Attachment 1 as amended by SBP Amendment 39.

Reconciliation Schedule

•	Boeing will issue a reconciliation Order no later than November 15, 2018

•	Spirit will submit the reconciliation invoice to Boeing no later than November 19, 2018

•	Boeing will approve the reconciliation invoice no later than December 1, 2018

i.	737-8 Pricing:

Pricing for the 737-8 Products listed in SBP Attachment 1 Exhibit(s) B.1 and B.2 reflect configuration “IWS Revision [*****]”. Seller shall provide a recurring pricing change proposal for the collective MAX Changes in configuration from IWS Revision [*****] to the configuration incorporating all Changes directed prior to [*****]. The recurring pricing change proposal, to be known as “Post Rev [*****]”, shall be submitted no later than [*****] and shall be negotiated by the Parties no later than [*****]. The Parties agree that SBP Attachment 27 is still in effect and is not impacted by this Section. For the avoidance of doubt, all Changes directed prior to ATC for the 737-8 are not subject to thresholds as described in SBP Section 7.2.

ii.	Post Rev [*****]:

The Post Rev [*****] recurring settlement contemplated in Section 2.d)i above, will be applied to MAX Product Pricing listed in this SBP Attachment 1 Exhibit(s) B.1 and B.2 for the 737-8.

iii.	737-9 Pricing:

After Post Rev [*****] has been settled above in 2.d)i, the Parties agree to apply such amount to the 737-9 MAX Attachment 1 Exhibit(s) B.1 and B.2 pricing reflecting all Changes directed up to [*****]. Seller shall provide a recurring pricing change proposal collectively for all Changes in configuration from [*****] to the configuration incorporating all Changes directed prior to 737-9 ATC. The recurring pricing change proposal, to be known as “737-9 Post Rev [*****]”, shall be submitted no later than [*****] days after 737-9 ATC is achieved and shall be negotiated by the Parties no later than [*****] days after 737-9 ATC. The Parties agree that SBP Attachment 27 is still in effect and is not impacted by this Section. For the avoidance of doubt, all Changes directed prior to ATC for the 737-9 are not subject to thresholds as described in SBP Section 7.2.

iv.	737-9 Post Rev [*****]:

The 737-9 Post Rev [*****] recurring settlement contemplated in Section 2.d)iii above will be applied to 737-9 MAX Product pricing listed in this SBP Attachment 1 Exhibit(s) B.1 and B.2.

v.	737-7 (7150) Pricing:

After Post Rev H has been settled above in 2.d)i, the Parties agree to apply such amount to the 737-7 (7150) MAX SBP Attachment 1 Exhibit(s) B.1 and B.2 pricing reflecting all Changes directed up to [*****]. Seller shall provide a recurring pricing change proposal collectively for all Changes in configuration from [*****] to the configuration incorporating all Changes directed prior to 737-7 (7150) ATC. The recurring pricing change proposal, to be known as “737-7 Post Rev [*****]”, shall be submitted no later than [*****] days after 737-7 (7150) ATC is achieved and shall be negotiated by the Parties no later than [*****] days after 737-7 (7150) ATC. The Parties agree that SBP Attachment 27 is still in effect and is not impacted by this Section. For the avoidance of doubt, all Changes directed prior to ATC for the 737-7 (7150) are not subject to thresholds as described in SBP Section 7.2.

vi.	737-7 Post Rev [*****]:

The 737-7 Post Rev [*****] recurring settlement contemplated in Section 2.d)v above will be applied to 737-7 (7150) MAX Product pricing listed in this SBP Attachment 1 Exhibit(s) B.1 and B.2.

vii.	Any other 737 MAX minor models will follow the same approach as specified in this Section 2.d) and added to SBP Attachment 1 Exhibit(s) B.1 and B.2.

e)	Changes to 737 MAX Pricing Post ATC

i.	737-8 Pricing

a.
Seller will submit a separate change proposal for Changes directed subsequent to 737-8 ATC through [*****] by no later than [*****]. The Parties agree to negotiate the proposal within [*****] days of submittal.

b.	The Parties agree SBP Attachment 27 shall not apply to Changes directed post ATC for the 737-8.

c.	The Parties agree all Changes directed post 737-8 ATC will be in accordance with SBP Section 7.0.

ii.	737-9 Pricing

a.	The Parties agree SBP Attachment 27 shall not apply for 737-9 Changes directed post ATC for the 737-9.

b.	The Parties agree all Changes directed post 737-9 ATC will be in accordance with SBP Section 7.0.

iii.	737-7 (7150) Pricing

a.	The Parties agree SBP Attachment 27 shall not apply for 737-7 (7150) Changes directed post ATC for the 737-7 (7150).

b.	The Parties agree all Changes directed post 737-7 (7150) ATC will be in accordance with SBP Section 7.0.

iv.	Any other 737 MAX minor models will follow the same approach as specified in this Section and added to SBP Attachment 1 Exhibit(s) B.1 and B.2.

3.	737 P-8 INTERIM PRICING

During the Interim Pricing Period, interim pricing for 737 P-8 shall be determined using the last buy pricing in 2030 as the baseline, and escalated or de-escalated using the indices and methodology provided in SBP Section 4.1.1.
Notwithstanding the interim pricing set forth in this Section 3, the Parties will use the dispute resolution process in GTA Section 33.0 to determine reasonable pricing if pricing is not agreed upon by December 31, 2031.
At the earlier of such time as: (i) the Parties agree to follow-on pricing; or (ii) pricing is established in accordance with GTA Section 33.0 and this SBP Attachment 1, the Parties will reconcile interim pricing with the follow-on pricing and a corresponding debit or credit as applicable will be made retroactive to the day after the end of the Pricing Period.

4.	747 RECURRING PRICING

a)	747 Pricing Period

747 Product pricing for the Pricing Period is listed in SBP Attachment 1 Exhibit C.1 (747 Detailed Part List Pricing excluding Loose Ship Parts, Section 44 Lower Lobe, and Fixed Leading Edge (FLE)), Exhibit C.2 (747 Loose Ship Parts, Section 44 Lower Lobe, and FLE Pricing), and Exhibit C.3 (747-8 Nacelles). Exhibit C (747 Product Pricing Roll Up) is an accurate summary of Exhibit C.1 and C.3 for Boeing internal forecasting purposes only. For the avoidance of doubt, Exhibit C shall not be used for placing orders or calculating thresholds. Exhibit C shall be updated concurrently with any updates to Exhibit C.1 or C.3.

5.	767 RECURRING PRICING (EXCLUDING 767-2C)

a)	767 Pricing Period

767 Product pricing for the Pricing Period is listed in SBP Attachment 1 Exhibit D.1 (767 Detailed Part List excluding Loose Ship Parts) and Exhibit D.2 (767 Loose Ship Parts). Exhibit D (767 Product Pricing Roll Up) is an accurate summary of Exhibit D.1 for Boeing internal forecasting purposes only. For the avoidance of doubt, Exhibit D shall not be used for placing orders or calculating thresholds. Exhibit D shall be updated concurrently with any updates to Exhibit D.1.

b)	767 Interim Pricing Period (Excluding 767-2C)

During the Interim Pricing Period, interim pricing for 767 shall be determined for the applicable 767 minor models (excluding 767-2C) using the last buy pricing in 2030 as the baseline, and escalated or de-escalated using the indices and methodology provided in SBP Section 4.1.1.
Notwithstanding the interim pricing set forth in this Section 5.b), the Parties will use the dispute resolution process in GTA Section 33.0 to determine reasonable pricing if pricing is not agreed upon by December 31, 2031.
At the earlier of such time as: (i) the Parties agree to follow-on pricing; or (ii) pricing is established in accordance with GTA Section 33.0 and this SBP Attachment 1, the Parties will reconcile interim pricing with the follow-on pricing and a corresponding debit or credit as applicable will be made retroactive to the day after the end of the Pricing Period.

6.	767-2C RECURRING PRICING

Pricing for the 767-2C (Tanker) Products is listed in SBP Attachment 1 Exhibit(s) E.1 (767-2C Propulsion Product Pricing) and E.2 (767-2C Section 41 Product Pricing). The pricing period and other terms and conditions unique to 767-2C statement of work are defined in SBP Attachment 23.

7.	777 RECURRING PRICING

a)	777 Pricing

i.
777 Product pricing for the Pricing Period is listed in SBP Attachment 1 Exhibit F.1 (777 Detailed Part List Pricing excluding Loose Ship Parts and Floor Beams), and Exhibit F.2 (777 Loose Ship Parts and Floor Beams Pricing). Exhibit F (777

Product Pricing Roll Up) is an accurate summary of Exhibit F.1 for Boeing internal forecasting purposes only. For the avoidance of doubt, Exhibit F shall not be used for placing orders or calculating thresholds. Exhibit F shall be updated concurrently with any updates to Exhibit F.1.

ii.
Boeing will pay Seller a recurring Price of $[*****] per Shipset [*****] combined 777-8 and 777-9 Shipsets. Boeing will pay Seller a recurring Price of $[*****] from Shipset [*****] and all subsequent 777-9 Shipsets through December 31, 2030. These Prices are inclusive of all changes to the 777-9 for which engineering has been released through [*****].

a.
The Parties will reconcile the pricing set forth above in this SBP Attachment 1 Section 7 with the interim pricing paid by Boeing to Seller for 777-9 Production Articles delivered prior to the effective date of SBP Amendment 40 via a payment in accordance with the following schedule:

•	Boeing will issue a reconciliation Order no later than [*****]

•	Spirit will submit the reconciliation invoice to Boeing no later than [*****]

•	Boeing will approve the reconciliation invoice no later than [*****]

iii.	The Parties agree to negotiate a delta price for the 777-8 from the 777-9 non-discounted price of $[*****], which will not result in a retroactive adjustment in Price for the [*****].

iv.
Until a 777-8 price is negotiated for Shipsets [*****] and all subsequent 777-8 Shipsets, the agreed interim pricing is the then-current price for the 777-9. The Parties agree pricing negotiations will begin following delivery of the first 777-8 Shipset; with the intent to be completed within [*****] days. Once a pricing agreement is finalized, the Parties will reconcile interim pricing with the agreed-upon pricing, and a corresponding debit or credit, as applicable, will be made within [*****] days.

v.
Pricing listed in SBP Attachment 1 Exhibit F.1 (777 Detailed Part List Pricing excluding Loose Ship Parts and Floor Beams), and Exhibit F.2 (777 Loose Ship Parts and Floor Beams Pricing) includes the applicable 777X production rate based discounts referenced in the below Table 4 - 777X Discount Structure. These discounts will not apply to [*****].

Table 4 - 777X Discount* Structure
Column K
[*****]
*discount applied to Non-Discounted Price

Only 777X Shipsets, including future 777X minor models, will be used to calculate production rates within this discount structure. The pricing referenced in the below Table 5 (777X Pricing Reference Table) shall take effect for deliveries on and after January 1st of each year following the year in which the applicable rate is achieved and held, utilizing a methodology consistent with 737 rate measurement and applicability within SBP Attachment 1 Section 2.

Table 5 - 777X Pricing Reference Table
Shipsets [*****] (777-9/-8)	Column J

777X Production Rate through 2030 (Excluding Shipsets [*****])
Greater than [*****] 777X Shipsets per month	Column K
Up to and Including [*****] 777X Shipsets per month	Non-Discounted Price
The Prices will be discounted by [*****], per Shipset, for all 777X minor models, excluding 777X Freighter, once the production rate exceeds [*****] 777X Shipsets per month.
Pricing and discounts for 777X Freighters will be negotiated at a later date.

b)	777 Discount for 777 300ER, 200LR, and 200F Aircraft
To assist Boeing in its marketing and sales opportunities for units unsold as of [*****], Seller will provide a discount of [*****] on each of Boeing’s unsold 777 300ER, 200LR, and 200F aircraft to be built and delivered by Seller to Boeing. The aggregate discount shall not exceed [*****]. For the purpose of administrative convenience, the discount of [*****] shall be paid in increments as defined below:

•	$[*****] to be paid on or about [*****]*

•	$[*****] to be paid on or about [*****]**

•	$[*****] to be paid on or about [*****]**

•	$[*****] to be paid on or about [*****]**

•	$[*****] to be paid on or about [*****]**

•	$[*****] to be paid on or about [*****]**

•	$[*****] to be paid on or about [*****]**

•	$[*****] to be paid on or about [*****]**

•	$[*****] to be paid on or about [*****]**

•	$[*****] to be paid on or about [*****]**

•	$[*****] to be paid on or about [*****]**

•	$[*****] to be paid on or about [*****]***
*Representing the last [*****] applicable Shipsets shipped by Seller in the [*****]
**Representing the last [*****] applicable Shipsets shipped by Seller in the [*****]
***Representing the last [*****] applicable Shipsets shipped by Seller in the [*****]

In the event that the 777 production rate is reduced below [*****] APM, the Parties will review and modify the payments set forth above as appropriate. For the avoidance of doubt, no discounts shall be applied prior to [*****] or later than [*****]. At such time as the full [*****] is recovered by Boeing or at the end of the Pricing Period, the Parties shall jointly review this discount concept and potential future applicability.

c)	777 Interim Pricing Period: only applicable to 777X and 777 (other than 300ER and 200LR) minor models
During the Interim Pricing Period, interim pricing for 777X and 777 (other than 300ER and 200LR) models shall be determined using the last buy pricing in 2030 as the baseline, and escalated or de-escalated using the indices and methodology provided in SBP Section 4.1.1. For clarity, the baseline for which the interim pricing will be calculated for 777X and 777 (other than 300ER and 200LR) models shall not include the [*****] discount per aircraft as described in Section 7.b) above.
Notwithstanding the interim pricing set forth in this Section 7.c), the Parties will use the dispute resolution process in GTA Section 33.0 to determine reasonable pricing if pricing is not agreed upon by December 31, 2031.
At the earlier of such time as: (i) the Parties agree to follow-on pricing; or (ii) pricing is established in accordance with GTA Section 33.0 and this SBP Attachment 1, the Parties will reconcile interim pricing with the follow-on pricing and a corresponding debit or credit as applicable will be made retroactive to the day after the end of the Pricing Period.

8.	NON-RECURRING PRICING:

a)	Boeing agrees to pay Seller a fixed sum of $[*****] to support 737 rate [*****] APM [*****]expenditures by Seller, as follows:

•	$[*****] paid no later than [*****]

•	$[*****] paid no later than [*****]

•	$[*****] paid no later than [*****]

•	$[*****] paid no later than [*****]

•	$[*****] paid no later than [*****]

•	$[*****] paid no later than [*****]

•	$[*****] paid no later than [*****]

•	$[*****] paid no later than [*****]

i.	Boeing shall issue purchase orders no later than [*****] days prior to the above dates.

ii.	Payment will be made by Boeing to Seller in accordance with SBP Section 5.2.1.

b)	Boeing agrees to pay Seller a fixed sum of $[*****] to support 737 rate [*****] APM [*****] expenditures, which the Parties agree includes 737-8 rate tooling* (only from rate [*****] up to and including [*****]), 737-9 rate tooling* (only from rate [*****] up to and including [*****]), 737 CIW rate tooling* (only from rate [*****] up to and including [*****]), 737-8200 rate tooling* (only up to and including rate [*****]), 737-7 (7150) rate tooling* (only up to and including rate [*****]), and 737-10 rate tooling* (only up to and including rate [*****]). Payments shall be made as follows:

•	$[*****] paid no later than [*****]

•	$[*****] paid no later than [*****]

•	$[*****] paid no later than [*****]

•	$[*****] paid no later than [*****]

•	$[*****] paid no later than [*****]

•	$[*****] paid no later than [*****]

•	$[*****] paid no later than [*****]

•	$[*****] paid no later than [*****]

*Based on SBP Attachment 15 “Maximum Production Rate and Model Mix Constraint Matrix” as of the Effective Date of SBP Amendment No. 30.

i.	Boeing shall issue purchase orders no later than [*****] days prior to the above dates.

ii.	Seller will submit CTLs for rate [*****] tooling, starting [*****]. The above payments in this section are not contingent upon CTL submittal by Seller or approval by Boeing.

iii.	Payment will be made by Boeing to Seller in accordance with SBP Section 5.2.1. Upon completion of all CTLs, Seller will notify Boeing that all CTLs have been submitted.

iv.
SBP Attachment 1 Exhibit G identifies the rate tooling settlements that are and are not included within the $[*****] fixed sum payment set forth in this Section 8.b). For the avoidance of doubt, SBP Attachment 27 does not apply to the $[*****] fixed sum payment set forth in this Section 8.b).

c)
Boeing agrees to pay Seller a fixed sum of $[*****] to support 737 rate [*****] APM tooling, capital, and equipment expenditures, which the Parties agree includes 737-8 rate tooling** (only from rate [*****] up to and including [*****]), 737 CIW rate tooling** (only from rate [*****] up to and including [*****]), and 737-7 (7150) rate tooling** (only from rate [*****] up to and including [*****]). Payments shall be made as follows, measured from the date Boeing directs Seller in writing to go to rate [*****], in accordance with SBP Section 7.5.3 (the “[*****] Letter”):

•	$[*****]*** paid no later than [*****] days following the [*****] Letter

•	$[*****]*** paid no later than [*****] days following the [*****] Letter

•	$[*****]*** paid no later than [*****] days following the [*****] Letter

•	$[*****]*** paid no later than [*****] days following the [*****] Letter

•	$[*****]*** paid no later than [*****] days following the [*****] Letter

•	$[*****]*** paid no later than [*****] days following the [*****] Letter

•	$[*****]*** paid no later than [*****] days following the [*****] Letter

•	$[*****]*** paid no later than [*****] days following the [*****] Letter

**Based on SBP Attachment 15 “Maximum Production Rate and Model Mix Constraint Matrix” as of the Effective Date of SBP Amendment 40.
***These payments may be reduced to account for any payments made by Boeing to Seller for long-lead items associated with rate [*****]. Commencing in [*****], Seller will request authority to proceed (ATP) for appropriate amounts for long-lead items to protect the [*****] Shipsets rate. Upon approval, Boeing will issue the ATP(s) and Boeing will pay appropriate amounts for such long-lead items.

i.	Boeing shall issue purchase orders no later than [*****] days prior to the above dates in this Section 8.c).

a.	After the [*****] Letter is provided by Boeing to Seller, the Parties will amend this Section with actual calendar dates.

ii.
Seller will submit CTLs for rate [*****] Tooling. The above payments (including payments for long-lead items) in this Section 8.c) are not contingent upon CTL submittal by Seller or CTL approval by Boeing. Seller will determine the allocation of the [*****] between [*****] for rate [*****] APM, and provide it to Boeing within [*****] days of the [*****] Letter.

iii.	Payment will be made by Boeing to Seller in accordance with SBP Section 5.2.1. Upon completion of all CTLs, Seller will notify Boeing that all CTLs have been submitted.

SBP Attachment 1 Exhibit G identifies the rate tooling settlements that are and are not included within the $[*****] fixed sum payment set forth in this Section 8.c). For the avoidance of doubt, SBP Attachment 27 does not apply to the $[*****] fixed sum payment set forth in this Section 8.c).

Amendment 40 of SBP MS-65530-0016

ATTACHMENT B of SBP Amendment 40

SBP Attachment 1 – Exhibit B

Product	Model	
737 Fuselage	P8	[*****]
	737-700, -700ER IGW	
	737-700BBJ, AEW&C IGW	
	737-700C, -700BBJ Convertible	
	737-800, -800BBJ	
	737-900ER, -900BBJ	
	737-7, -7BBJ	
	737-8, -8BBJ	
	737-9, -9BBJ	
	737-8200	
737 Strut	737 Strut P8	
	737 Strut NG	
	737 Strut MAX	
737 Nacelle	737 TR P8	
	737 TR NG	
	737 TR MAX with CIW	
	737 TR MAX CIW	
737 K Flaps	700-800 K Flaps	
	900ER K Flaps	
	P8 K Flaps	
	MAX K Flaps	
737 Slats	700-800-900ER Slats	
	P8 Slats	
	MAX Slats	
737 Flaps	700-800 Flaps	
	900ER Flaps	
	P8 Flaps	
	MAX Flaps	
737 FLE (VSA)	737 FLE (VSA)	
737 FTE (VSA)	737 FTE (VSA)	
Loose Ship	737 S41

Amendment 40 of SBP MS-65530-0016

SBP Attachment 1 – Exhibit B.1

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Col A	Col B	Col C	Col D	Col E	Col F	Col G	Col H	Col I
P8	W	737 Fuselage														
P8	W	737 Fuselage														
P8	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														
737	W	737 Fuselage														

[*****]

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Col A	Col B	Col C	Col D	Col E	Col F	Col G	Col H	Col I
737	W	737 Nacelle														
737	W	737 Nacelle														
737	W	737 Nacelle														
737	W	737 Nacelle														
737	W	737 Nacelle														
737	W	737 Nacelle														
737	W	737 Nacelle														
737	W	737 Nacelle														
737	W	737 Nacelle														
737	W	737 Nacelle														
737	W	737 Nacelle														
737	W	737 Nacelle														
737	W	737 Nacelle														
737	W	737 Nacelle														
737	W	737 Nacelle														
737	W	737 Nacelle														
737	W	737 Nacelle														
737	W	737 Nacelle														
737	W	737 Nacelle														
737	W	737 Nacelle														
737	W	737 Nacelle														
737	W	737 Nacelle														
737	W	737 Nacelle														
737	W	737 Nacelle														
737	T	737 K Flaps														
737	T	737 K Flaps														
737	T	737 K Flaps														
737	T	737 K Flaps														
737	T	737 K Flaps														
737	T	737 K Flaps														
737	T	737 K Flaps														
737	T	737 K Flaps														
737	T	737 K Flaps														
737	T	737 K Flaps														
P8	T	737 K Flaps														
P8	T	737 K Flaps														
737	T	737 K Flaps														
737	T	737 K Flaps														
737	T	737 K Flaps														
737	T	737 K Flaps														

[*****]

Amendment 40 of SBP MS-65530-0016

SBP Attachment 1 – Exhibit B.2

A1	W/T	Group	Model	End Item Number	Description	MMC	Non-Discounted Price	Col A	Col B	Col C	Col D	Col E	Col F	Col G	Col H	Col I	Comments	CCN
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	W	737LS																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																

[*****]

Amendment 40 of SBP MS-65530-0016

AL	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Col A	Col B	Col C	Col D	Col E	Col F	Col G	Col H	Col I	Comments	CCN
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)								[*****]								
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)																
737	T	737PLE(VSA)

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non-Discounted Price	Col A	Col B	Col C	Col D	Col E	Col F	Col G	Col H	Col I	Comments	CCN
737	T	737FLE (VSA)	[*****]															
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Col A	Col B	Col C	Col D	Col E	Col F	Col G	Col H	Col I	Comments	CCN
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																

[*****]

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Col A	Col B	Col C	Col D	Col E	Col F	Col G	Col H	Col I	Comments	CCN
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																

[*****]

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Col A	Col B	Col C	Col D	Col E	Col F	Col G	Col H	Col I	Comments	CCN
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																

[*****]

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Col A	Col B	Col C	Col D	Col E	Col F	Col G	Col H	Col I	Comments	CCN
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																

[*****]

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Col A	Col B	Col C	Col D	Col E	Col F	Col G	Col H	Col I	Comments	CCN
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																
737	T	737FLE (VSA)																

[*****]

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Col A	Col B	Col C	Col D	Col E	Col F	Col G	Col H	Col I	Comments	CCN
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																

[*****]

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Col A	Col B	Col C	Col D	Col E	Col F	Col G	Col H	Col I	Comments	CCN
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FLE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																

[*****]

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non-Discounted Price	Col A	Col B	Col C	Col D	Col E	Col F	Col G	Col H	Col I	Comments	CCN
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																
737	T	737FTE(VSA)																

[*****]

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted	Col A	Col B	Col C	Col D	Col E	Col F	Col G	Col H	Col I	Comments	CCN
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																
737	T	737 PTE (VSA)																

[*****]

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Col A	Col B	Col C	Col D	Col E	Col F	Col G	Col H	Col I	Comments	CCN
737	T	737FTE (VSA)	[*****]															
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Col A	Col B	Col C	Col D	Col E	Col F	Col G	Col H	Col I	Comments	CCN
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																
737	T	737 FTE (VSA)																

[*****]

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Col A	Col B	Col C	Col D	Col E	Col F	Col G	Col H	Col I	Comments	CCN
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)										[*****]							
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737FTE (VSA)																
737	T	737VSA																
737	T	737VSA																
737	T	737VSA																
737	T	737VSA																
737	T	737VSA																
737	T	737VSA																
737	T	737VSA																
737	T	737VSA																
737	T	737VSA																
737	T	737VSA																
737	T	737VSA																
737	T	737VSA																
737	T	737VSA																
737	T	737VSA																
737	T	737VSA																
737	T	737VSA

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Col A	Col B	Col C	Col D	Col E	Col F	Col G	Col H	Col I	Comments	CCN
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA						[*****]										
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Col A	Col B	Col C	Col D	Col E	Col F	Col G	Col H	Col I	Comments	CCN
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																
737	T	737V3A																

[*****]

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Col A	Col B	Col C	Col D	Col E	Col F	Col G	Col H	Col I	Comments	CCN
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																

[*****]

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Col A	Col B	Col C	Col D	Col E	Col F	Col G	Col H	Col I	Comments	CON
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																

[*****]

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted	Col A	Col B	Col C	Col D	Col E	Col F	Col G	Col H	Col I	Comments	CCN
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																
737	T	737 VSA																

[*****]

Amendment 40 of SBP MS-65530-0016

SBP Attachment 1 – Exhibit D.2

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Comments	CCN
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							10623R1
767	W	767LS							
767	W	767LS							2192
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							11661
767	W	767LS							
767	W	767LS							10623R1
767	W	767LS							10623R1
767	W	767LS							712
767	W	767LS			[*****]				
767	W	767LS							
767	W	767LS							11661
767	W	767LS							11661
767	W	767LS							11661
767	W	767LS							11661
767	W	767LS							
767	W	767LS							11661
767	W	767LS							11661
767	W	767LS							
767	W	767LS							
767	W	767LS							11661
767	W	767LS							11661
767	W	767LS							10623R1
767	W	767LS							10623R1
767	W	767LS							1588
767	W	767LS							11661
767	W	767LS							
767	W	767LS							10446

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Comments	CCN
767	W	767LS							1853
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							697
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							463
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS			[*****]				1853
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							1853
767	W	767LS							
767	W	767LS							3587
767	W	767LS							3587
767	W	767LS							10446
767	W	767LS							10446
767	W	767LS

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Comments	CCN
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS							10446
767	W	767LS							10446
767	W	767LS							10612
767	W	767LS							11661
767	W	767LS							10612
767	W	767LS							
767	W	767LS							
767	W	767LS							1276
767	W	767LS							1276
767	W	767LS							11661
767	W	767LS							11661
767	W	767LS							
767	W	767LS			[*****]				
767	W	767LS							
767	W	767LS							
767	W	767LS							641
767	W	767LS							
767	W	767LS							11661
767	W	767LS							712
767	W	767LS							11661
767	W	767LS							
767	W	767LS							10623R1
767	W	767LS							641
767	W	767LS							
767	W	767LS							712
767	W	767LS							
767	W	767LS							
767	W	767LS							
767	W	767LS

Amendment 40 of SBP MS-65530-0016

SBP Attachment 1 – Exhibit F

Product	Model	MMC	Non - Discounted Pricing	Col J	Col K
777 S41	777-300ER	[*****]			
	777-200LR				
	777F				
	777X-9				
777 Strut	777 Strut GE115				
	777X-9 Strut				
777 Nacelle	777 Nacelle GE115				
	777X-9 Nacelle				
777 Slats	300ER-200LR-200F Slats				
	777X-9 Slats				
777 Seat Track Kits	3ER Seat Track Kits				
	2LR Seat Track Kits				
	-9 Seat Track Kits				
777 #2 Windows	777 #2 Windows				
	777X-9 #2 Windows				
777 Floor Beam Kits	200-300 Beam Kits				
	777X-9 Floor Beam Kits				
Loose Ship	777 S41 -200/300				
	777X-9 Wichita				
	777X-9 LS Tulsa

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	MMC	Non - Discounted Price	Col J	Col K	Comments	CCN
777	T	777 Slats									
777	T	777 Slats									
777	T	777 Slats									
777	T	777 Slats									
777	T	777 Slats									
777	T	777 Slats									
777	T	777 Slats									
777	T	777 Slats									
777	T	777 Slats									
777	T	777 Slats									
777	T	777 Slats									
777	T	777 Slats									
777	T	777 Slats									
777	T	777 Slats									
777	T	777 Slats									
777	T	777 Slats									
777	T	777 Slats									
777	T	777 Slats									
777	T	777 Slats									
777	T	777 Slats									
777	T	777 Slats									
777	T	777 Slats									
777	T	777 Slats									
777	T	777 Slats									
777	T	777 Slats									
777	T	777 Slats									
777	T	777 Slats									
777	T	777 Slats									
777	W	777 Seat Track Kits									9334
777	W	777 Seat Track Kits									9393
777	W	777 Seat Track Kits									
777	W	777 Seat Track Kits									462
777	W	777 Seat Track Kits									
777	W	777 Seat Track Kits									5102
777	W	777 Seat Track Kits									
777	W	777 Seat Track Kits									5102
777	W	777 Seat Track Kits									462
777	W	777 #2 Windows									11081
777	W	777 #2 Windows									11081
777	W	777 #2 Windows									
777	W	777 #2 Windows									

[*****]

Amendment 40 of SBP MS-65530-0016

SBP Attachment 1 – Exhibit F.2

A1	W/T	Group	Model	End Item Number	Description	Non - Discounted Price	Col J	Col K	Comments	CCN
777	T	777 Floor Beam Kits								9204
777	T	777 Floor Beam Kits								9659R1
777	T	777 Floor Beam Kits								10624
777	T	777 Floor Beam Kits								9070R1
777	T	777 Floor Beam Kits								10624
777	T	777 Floor Beam Kits								10624
777	T	777 Floor Beam Kits								10491
777	T	777 Floor Beam Kits								
777	T	777 Floor Beam Kits								
777	T	777 Floor Beam Kits								
777	T	777 Floor Beam Kits							nly)	
777	T	777 Floor Beam Kits								
777	T	777 Floor Beam Kits								
777	T	777 Floor Beam Kits								
777	T	777 Floor Beam Kits							nly)	
777	T	777 Floor Beam Kits								
777	T	777 Floor Beam Kits								
777	T	777 Floor Beam Kits								
777	T	777 Floor Beam Kits								
777	T	777 Floor Beam Kits								10447
777	T	777 Floor Beam Kits								10447
777	T	777 Floor Beam Kits								10447
777	T	777 Floor Beam Kits			[*****]					2115
777	T	777 Floor Beam Kits								8494
777	T	777 Floor Beam Kits								875
777	T	777 Floor Beam Kits								9070R1
777	T	777 Floor Beam Kits								9070R1
777	T	777 Floor Beam Kits								10447
777	T	777 Floor Beam Kits								10624
777	T	777 Floor Beam Kits								10447
777	T	777 Floor Beam Kits								10447
777	T	777 Floor Beam Kits								10491, 105
777	T	777 Floor Beam Kits								10491 R1
777	T	777 Floor Beam Kits								10491 R1
777	T	777 Floor Beam Kits								10491 R1
777	T	777 Floor Beam Kits								10491 R1
777	T	777 Floor Beam Kits								10491 R1
777	T	777 Floor Beam Kits								10491 R1
777	T	777 Floor Beam Kits								8494
777	T	777 Floor Beam Kits								4448
777	T	777 Floor Beam Kits								4448
777	T	777 Floor Beam Kits								4448
777	W	777 $0 Kits								
777	W	777 $0 Kits								10849R1

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	Non - Discounted Price	Col J	Col K	Comments	CCN
777	W	777 $0 Kits								
777	W	777 $0 Kits								10849R1
777	W	777 $0 Kits								10849R1
777	W	777 $0 Kits								
777	W	777 $0 Kits								
777	W	777 $0 Kits								
777	W	777 $0 Kits								
777	W	777 $0 Kits								
777	W	777 $0 Kits								
777	W	777 $0 Kits								
777	W	777 $0 Kits								
777	W	777 $0 Kits								
777	W	777 $0 Kits								
777	W	777 $0 Kits								
777	W	777 $0 Kits								
777	W	777 $0 Kits								
777	W	777 $0 Kits								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								11661
777	W	777LS Wichita								10624
777	W	777LS Wichita								
777	W	777LS Wichita			[*****]					10514
777	W	777LS Wichita								
777	W	777LS Wichita								10514
777	W	777LS Wichita								10514
777	W	777LS Wichita								
777	W	777LS Wichita								10514
777	W	777LS Wichita								10514
777	W	777LS Wichita								10514
777	W	777LS Wichita								10514
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								10514
777	W	777LS Wichita								10514
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								569
777	W	777LS Wichita								414
777	W	777LS Wichita								
777	W	777LS Wichita								414, 1300
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								414
777	W	777LS Wichita								2275

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	Non - Discounted Price	Col J	Col K	Comments	CCN
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								1677
777	W	777LS Wichita								1635
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								10447
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								640
777	W	777LS Wichita								
777	W	777LS Wichita								640
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								1853
777	W	777LS Wichita								
777	W	777LS Wichita								1853
777	W	777LS Wichita			[*****]					396
777	W	777LS Wichita								1853
777	W	777LS Wichita								1853
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								1921
777	W	777LS Wichita								1071
777	W	777LS Wichita								1071
777	W	777LS Wichita								
777	W	777LS Wichita								9033
777	W	777LS Wichita								10447
777	W	777LS Wichita								10447
777	W	777LS Wichita								10447
777	W	777LS Wichita								10447
777	W	777LS Wichita								10447
777	W	777LS Wichita								10447
777	W	777LS Wichita								2808
777	W	777LS Wichita								2808
777	W	777LS Wichita								3169
777	W	777LS Wichita								2808
777	W	777LS Wichita								10447
777	W	777LS Wichita								10447
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	Non - Discounted Price	Col J	Col K	Comments	CCN
777	W	777LS Wichita								
777	W	777LS Wichita								1678
777	W	777LS Wichita								1678
777	W	777LS Wichita								1678
777	W	777LS Wichita								1678
777	W	777LS Wichita								1678
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita			[*****]					
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	W	777LS Wichita								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	Non - Discounted Price	Col J	Col K	Comments	CCN
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa				[*****]				
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS McAlister								
777	T	777LS McAlister								
777	T	777LS McAlister								
777	T	777LS McAlister

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	Non - Discounted Price	Col J	Col K	Comments	CCN
777	T	777LS McAlister								
777	T	777LS McAlister								
777	T	777LS McAlister								
777	T	777LS McAlister								
777	T	777LS McAlister								
777	T	777LS McAlister								
777	T	777LS McAlister								
777	T	777LS McAlister								
777	T	777LS McAlister								
777	T	777LS McAlister								
777	T	777LS McAlister								
777	T	777LS McAlister								
777	T	777LS McAlister								
777	T	777LS McAlister								
777	T	777LS Tulsa								1832
777	T	777LS Tulsa								1832
777	T	777LS Tulsa								1832
777	T	777LS Tulsa								1832
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								1832
777	T	777LS Tulsa								1832
777	T	777LS Tulsa								10608R1
777	T	777LS Tulsa			[*****]					10608R1
777	T	777LS Tulsa								10608R1
777	T	777LS Tulsa								10608R1
777	T	777LS Tulsa								10620
777	T	777LS Tulsa								10620
777	T	777LS Tulsa								10620
777	T	777LS Tulsa								10624
777	T	777LS Tulsa								10624
777	T	777LS Tulsa								10624
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								10624
777	T	777LS Tulsa								879
777	T	777LS Tulsa								10608R1
777	T	777LS Tulsa								10608R1
777	T	777LS Tulsa								10608R1
777	T	777LS Tulsa								10608R1
777	T	777LS Tulsa								10624
777	T	777LS Tulsa								10620

Amendment 40 of SBP MS-65530-0016

A1	W/T	Group	Model	End Item Number	Description	Non - Discounted Price	Col J	Col K	Comments	CCN
777	T	777LS Tulsa								10620
777	T	777LS Tulsa								10624
777	T	777LS Tulsa								
777	T	777LS Tulsa								
777	T	777LS Tulsa								877
777	T	777LS Tulsa								402
777	T	777LS Tulsa								402
777	T	777LS Tulsa								1831
777	T	777LS Tulsa								1831
777	T	777LS Tulsa								10624
777	T	777LS Tulsa								10624
777	T	777LS Tulsa								10624
777	T	777LS Tulsa								10624
777	T	777LS Tulsa								10624
777	T	777LS Tulsa								10624
777	T	777LS Tulsa								3869
777	T	777LS Tulsa								3869
777	T	777LS Tulsa								
777	T	777LS Tulsa								11661
777	T	777LS Tulsa			[*****]					11661
777	T	777LS Tulsa								11661
777	T	777LS Tulsa								11661
777	T	777LS McAlister								
777	T	777LS McAlister								
777	T	777LS McAlister								10624
777	T	777LS McAlister								10624
777	T	777LS McAlister								10624
777	T	777LS McAlister								10624
777	T	777LS McAlister								
777	T	777LS McAlister								11661
777	T	777LS McAlister								10624
777	T	777LS McAlister								
777	T	777LS McAlister								
777	T	777LS McAlister								
777	T	777LS McAlister								
777	T	777LS McAlister								
777	T	777LS McAlister								
777	T	777LS McAlister								
777	T	777LS McAlister								11661
777	T	777LS McAlister

SBP Attachment 1 - Exhibit G
737 MAX Rate Tooling Settlements ([*****] to [*****]APM)

737-8	Fuselage, Wing, and Propulsion End Items (All SOW excluding CIW)
Rate Tooling to support up to and including [*****] APM	Reference SBP Attachment 27
Rate Tooling to support above [*****] APM up to and including [*****] APM	Reference Pricing Settlement CCN 10657 dated [*****]
Rate Tooling to support above [*****] APM up to and including [*****] APM	Reference SBP Attachment 1 Section 8.b)
Rate Tooling to support above [*****] APM up to and including [*****] APM	Reference SBP Attachment 1 Section 8.c)

737-9	Fuselage, Wing, and Propulsion End Items (All SOW excluding CIW)
Rate Tooling to support up to and including [*****] APM	Reference SBP Attachment 27
Rate Tooling to support above [*****] APM up to and including [*****] APM	Reference SBP Attachment 1 Section 8.b)

737-7 (7150) and 737-8200	Fuselage, Wing, and Propulsion End Items (All SOW excluding CIW)
737-7 (7150) Rate Tooling to support up to and including [*****] APM	Reference SBP Attachment 1 Section 8.b)
737-8200 Rate Tooling to support up to and including [*****] APM	Reference SBP Attachment 1 Section 8.b)
737-7 (7150) Rate Tooling to support above [*****] APM up to and including [*****] APM	Reference SBP Attachment 1 Section 8.c)

737 MAX CIW	Composite Inner Wall (CIW)
Rate Tooling to support up to and including [*****] APM	Reference SBP Attachment 27
Rate Tooling to support above [*****] APM up to and including [*****] APM	Reference Pricing Settlement CCN 10657 dated [*****]
Rate Tooling to support above [*****] APM up to and including [*****] APM	Reference SBP Attachment 1 Section 8.b)
Rate Tooling to support above [*****] APM up to and including [*****] APM	Reference SBP Attachment 1 Section 8.c)

737-10	Fuselage, Wing, and Propulsion End Items (All SOW excluding CIW)
Rate Tooling to support up to and including [*****] APM	Reference SBP Attachment 1 Section 8.b)

ATTACHMENT C of SBP Amendment 40

SBP Attachment 1B
RESERVED
ATTACHMENT D of SBP Amendment 40

SBP Attachment 1D
Recitals
The statement of work for 737 MAX Composite Inner Wall listed in this SBP Attachment 1D (MAX Composite Inner Wall SOW 1D) is subject to all terms and conditions of SBP MS-65530-0016 as amended.
MAX Composite Inner Wall SOW
Part Numbers for this SOW will be defined by [*****], which is due to be published on [*****]. The content of [*****] is subject to mutual agreement of the Parties and will not represent any material change impacting Price to the unpublished version reviewed by both Parties that is dated [*****]. SOW represents Composite Inner Wall Panels, a Thermal Protection System, and changes to the interface and surrounding structure to accommodate installation to MAX Thrust Reverser based on IWS Rev [*****].
The Price shall be $[*****] per shipset and not subject to the [*****] set forth in SBP Attachment [*****] Section [*****] beginning with incorporation of the above-defined SOW at MAX line unit 19 per Master Schedule [*****] and [*****]. Pricing is firm fixed through [*****], subject to adjustment beginning [*****] as defined herein.
Adjustment shall be calculated based on the actual index change for the previous twelve (12) months using a composite of [*****]. The indices to be used are as follows: [*****]. In the event the U.S. Bureau of Labor Statistics discontinues or alters its current method of calculating the indices specified above, Boeing and Seller shall agree upon an appropriate substitution for or adjustment to the indices to be employed herein.

Any reference to SBP Attachment 1 Work Statement and Pricing in this SBP is applicable to the MAX Inner Wall SOW 1D with the following exceptions:

1.	With reference to SBP Section 4.1 Recurring Price, Section 4.1 is replaced by the following only for the statement of work listed in this SBP Attachment 1D:
The Price of Recurring Products is set forth in SBP Attachment 1D includes the total Price for all baseline statement of work under this SBP Attachment 1D, subject to any applicable adjustments under SBP Section 7.0 Change Provisions. Pricing shall be included as an update to SBP Attachment 1 and SBP Attachment 7 Indentured Parts List and POA Pricing upon execution of this SBP Attachment 1D.
The Parties acknowledge and agree that those provisions that have been amended in this SBP Attachment 1D do not amend the same provisions with regard to the rest of the Statement of Work under the SBP.

ATTACHMENT E of SBP Amendment 40
Applicable [*****] Maximum Production Rates until rate [*****] implementation

MAXIMUM PRODUCTION RATE
Models	Monthly Production Protection Rate	Units/M-Days Separation
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
* Monthly Production Protection Rates are based on a [*****].
**Subject to below model mix constraints - [*****] deliveries of any [*****] units will result in a corresponding reduction in the number of other models [*****]
     Table “[*****] MODEL MIX CONSTRAINTS (Airplanes with [*****])”
     Table “[*****] MODEL MIX CONSTRAINTS ([*****])”

Applicable [*****] Maximum Production Rates until rate [*****] implementation (continued)
[*****] MODEL MIX CONSTRAINTS (Airplanes with [*****])
Capacity	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****] MODEL MIX CONSTRAINTS [*****]
Capacity	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

Applicable [*****] Maximum Production Rates until rate [*****] implementation (continued)
NOTES:
The maximum [*****] deliveries shown above reflect a total capability of [*****] APM with the following limitations:

•	Maximum combined [*****] deliveries shall not exceed [*****]

•	A minimum of [*****] of Separation [*****] between any [*****]

•	[*****] must utilize the [*****] or [*****]

•	[*****] must utilize the [*****]

•	[*****] deliveries are limited to [*****]

•	At rate [*****] - [*****] of separation on [*****] between [*****]

•	[*****] deliveries of [*****] and [*****] models are limited to a total of [*****]

•	The [*****]deliveries include all models of the [*****] aircraft (i.e. [*****])

•	Maximum [*****] Protection Rate will not go above [*****] to [*****] before [*****] (Spirit FOB)

•	Combined Maximum Protection Rate for [*****] will not go above [*****]to [*****] prior to [*****] (Spirit FOB)

•	Combined Maximum Protection Rate for [*****] will not go above [*****]to [*****] prior to [*****] (Spirit FOB)

•	Combined Maximum Protection Rate for [*****] will not go above [*****]to [*****] prior to [*****] (Spirit FOB)

•	Combined Maximum Protection Rate for [*****] will not go above [*****]to [*****] prior to [*****] (Spirit FOB)

•	Combined Maximum Protection Rate for [*****] will not go above [*****]prior to [*****] (Spirit FOB for rate [*****])

Applicable Maximum Production Rates at rate [*****]

MAXIMUM PRODUCTION RATE
Models	Monthly Production Protection Rate	Units/M-Days Separation
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
*[*****] and [*****]not available once [*****] is implemented
**Subject to below model mix constraint tables [*****] deliveries of any [*****] will result in a corresponding reduction in the number of other models [*****]
         Table “[*****] MODEL MIX CONSTRAINTS (Airplanes with [*****])”
         Table “[*****] MODEL MIX CONSTRAINTS ([*****])”

Applicable Maximum Production Rates at rate [*****] (continued)

[*****] MODEL MIX CONSTRAINTS (Airplanes with [*****])
Capacity	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****] MODEL MIX CONSTRAINTS ([*****])
Capacity	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

Applicable Maximum Production Rates at rate [*****] (continued)

[*****]Constraint Matrix; if rates drop below [*****]the constraints associated with [*****], [*****] still apply in the same fashion as if Boeing was still producing at [*****] (i.e., [*****]), and [*****], or [*****]) are available to be built in [*****].

NOTES:
The maximum [*****] deliveries shown above reflect a total capability of [*****] with the following limitations:

•	Maximum combined [*****] deliveries shall not exceed [*****]

•	A minimum of [*****] of Separation [*****] between any [*****]

•	Maximum combined [*****] deliveries shall not exceed [*****]

•	[*****] must utilize the [*****]

•	[*****] cannot have more than [*****] scheduled on [*****] and cannot have more than [*****] in a consecutive [*****] span

•	[*****] must utilize the [*****]

•	[*****] deliveries are limited to [*****]

•	At rate [*****] - [*****] of separation on [*****] between [*****] and/or [*****]

•	[*****] deliveries of [*****] and [*****]models are limited to a total of [*****]

•	The [*****] deliveries include all models of the [*****]aircraft (i.e., [*****])

•	Maximum [*****] Protection Rate will not go above [*****]to [*****]before [*****] (Spirit FOB) unless otherwise agreed by both Parties

•	Combined Maximum Protection Rate for [*****] will not exceed [*****]prior to [*****] (Spirit FOB)

•	Combined Maximum Protection Rate for [*****] will not go above [*****] to [*****] prior to [*****] (Spirit FOB)

•	Combined Maximum Protection Rate for [*****] will not go above [*****] to [*****] prior to [*****] (Spirit FOB)

•	Combined Maximum Protection Rate for [*****] will not go above [*****] to [*****] prior to [*****] (Spirit FOB)

•	Combined Maximum Protection Rate for [*****] will not go above [*****] to [*****] prior to [*****] (Spirit FOB)

[*****]: Applicable Maximum Production Rates at rate [*****]

MAXIMUM PRODUCTION RATE
Available Models	Production Rate *	Units/M-Days Separation
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
* Per rolling [*****] period
** Subject to below model mix constraints [*****] deliveries of any [*****] will result in a corresponding reduction in the number of other models [*****]
Table “[*****] MODEL MIX CONSTRAINTS (Airplanes with [*****])”
Table “[*****] MODEL MIX CONSTRAINTS ([*****])”

[*****]: Applicable Maximum Production Rates at rate [*****]
(continued)

[*****]MODEL MIX CONSTRAINTS (Airplanes with [*****])
Capacity	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****] MODEL MIX CONSTRAINTS ([*****])
Capacity	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****]: Applicable Maximum Production Rates at rate [*****]
(continued)
NOTES: The maximum [*****] deliveries shown above reflect a total capability of [*****] with the following limitations:

•	Maximum combined [*****] deliveries will not exceed [*****]

•	[*****] cannot have more than [*****]scheduled per [*****]

•	[*****] must utilize the [*****] or [*****]

•	[*****] cannot have more than [*****] scheduled per [*****] and cannot have more than [*****] scheduled in [*****] consecutive [*****]

•	Maximum combined [*****] deliveries will not exceed [*****]

•	[*****] requires [*****]separation between units

•	[*****] must utilize the [*****]

•	[*****] deliveries are limited to [*****]

•	[*****] and [*****] require [*****] of separation between units

•	[*****] and [*****] model deliveries are limited to a combined total of [*****]

•	[*****] deliveries include all models of the [*****] aircraft (i.e. [*****])

•	Maximum [*****] Rate will not go above [*****] to [*****]before [*****] (Spirit FOB) unless otherwise agreed by both Parties

•	Combined Maximum Rate for [*****] will not go above [*****] to [*****] prior to [*****] (Spirit FOB)

Spirit & Boeing Proprietary

Amendment 40 of SBP MS-65530-0016
102 of 210        Boeing and Seller Initials
Boeing: Seller:

[*****] CONSTRAINT MATRIX

Models	Monthly	Wichita	Mix	Structures			Engine - Protection Rates
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****] CONSTRAINT MATRIX
(continued)

Models	Monthly	Wichita	Mix	Structures			Engine - Protection Rates
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]	[*****]
		LEGEND			US = Units of Separation Between Events

US Example : [*****]
R = [*****]
HP = [*****]
FP = [*****]
NP = [*****]

ATTACHMENT F of SBP Amendment 40
SBP ATTACHMENT 16
BOEING PROVIDED DETAILS (BPD)
AND SUPPLIER BANKED MATERIAL (SBM)
(Reference clause 12.13.1)
ATA Stringers Pricing Period of Performance

a)	Boeing Provided Details (BPD)

This SBP Attachment 16 identifies Boeing Provided Details (parts) and their associated purchase price which are currently being provided to Seller.
Seller shall provide Boeing with discrete schedules (lead-time away) which depicts Seller’s requirements for these parts.
Attachment 16 will continue to be updated / revised to reflect any additional identified BPD or work transfer activity.

b)	ATA Stringers Pricing

The pricing set forth in this Attachment 16 for ATA Stringers is from January 1, 2016 through December 31, 2030. For the purpose of this SBP Attachment 16, Non-Discounted ATA Stringer Price means the pricing prior to application of production rate-based discounts as described in SBP Attachment 1 Table 1. Non-Discounted ATA Stringer Prices are listed in SBP Attachment 16 Exhibit A.
The Parties agree the SBP Attachment 1 Table 2 (737 Pricing Reference Table) shall be utilized for ATA Stringers throughout the pricing period. Column pricing for ATA Stringer prices are identified in Attachment 16 Exhibit A.
For the avoidance of doubt, ATA Stringer pricing from January 1, 2016 through December 31, 2030 shall be subject to the same discount methodology as set forth in SBP Attachment 1 Section 2.a). Such ATA Stringer prices are reflected in SBP Attachment 16 Exhibit A.

c)	ATA Stringers Interim Pricing

ATA Stringer pricing on and after January 1, 2031 shall be subject to the same interim pricing methodology as set forth in SBP Attachment 1 Section 2.b), excluding 2.b)ii.

d)	737 ATA Stringer POA Pricing

The price for POA ATA Stinger requirements shall be the price for such products listed in this SBP Attachment 16 multiplied by a factor of [*****].

e)	Supplier Banked Material (SBM):

Requirements managed per Bonded Stores Agreement (BSA) dated
February 1, 2006.

SUPPLIER BANK MATERIAL (SBM)
Product Number	Program	Description	Quantity per S/S
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

ATTACHMENT G of SBP Amendment 40

SBP Attachment 16

Exhibit A

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I

[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I

[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I

[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I

[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I

[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I

[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I

[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I

[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I

[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I

[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
					[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I

[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Spirit & Boeing Proprietary

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I

[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Spirit & Boeing Proprietary

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

Amendment 40 of SBP MS-65530-0016

Part Numbers	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I
[*****]

ATTACHMENT H of SBP Amendment 40
SBP Attachment 22
ABNORMAL ESCALATION
(Reference SBP 4.1)
The following Section A (the “Legacy Model” of Abnormal Escalation) will be in effect, except during the time period of [*****]. During this period when the Legacy Model is not applicable, a different formula will be used to calculate Abnormal Escalation; this formula is described in the below Section B and will be called the “Revised Model” of Abnormal Escalation.
Price adjustments occurring on January 1 of a given year will be determined by the model that is in effect during the previous year (i.e. Prices paid by Boeing to Seller in [*****] will reflect any potential Price adjustments for Abnormal Escalation utilizing the Legacy Model, measured in [*****]).
A.     Abnormal Escalation - Legacy Model

1.
Prices for Recurring Products will be adjusted for Abnormal Escalation as provided below. In the event that escalation, as forecast by a composite of the identified below indices, exceeds [*****] for any given calendar year (“Abnormal Escalation”), the Prices for Recurring Products for the subsequent calendar year shall be adjusted by that percentage value which exceeds [*****]. Abnormal Escalation is calculated each year against the Prices for Recurring Products effective for that year and is not cumulative. The adjusted Prices for Recurring Products will revert back to the SBP Attachment 1 Prices for Recurring Products at the beginning of the subsequent calendar year.

Any prolonged extraordinary inflation would be considered by the Parties to determine any mutually agreeable proper actions to be taken.

2.	Adjustments to the Prices for Recurring Products will be determined by the following economic indices:
A.    Material - [*****].
B.    Labor - [*****].
Composite - [*****].

3.	Special Notes:
In the event the U.S. Bureau of Labor Statistics discontinues or alters its current method of calculating the indices specified above, Boeing and Seller shall agree upon an appropriate substitution for or adjustment to the indices to be employed herein.
All calculations will be held to a six (6) decimal place level of precision.
Indices shall be pulled on [November 15th] of each year.

4.	Abnormal Escalation Formula:
Adjustments to the Prices for Recurring Products, if any, for the Pricing Period and any Interim Pricing Period shall be calculated as follows:
[*****]
Where [*****]
A = Adjusted Prices for Recurring Products (20X2 Price)
B = Then current applicable pricing per SBP Attachment 1
IP = Percentage of composite index as compared to the previous year
MC = Current material index value (September 20X1)
MP = Previous year material index value (September 20X0)
LC = Current labor index value (3rd quarter 20X1)
LP = Previous year labor index value (3rd quarter 20X0)

5.	Example: Abnormal Escalation Price Increase
B = $2,000,000
MC = September 2008 material index value = [*****]
MP = September 2007 material index value = [*****]
LC = 3rd quarter 2008 labor index value = [*****]
LP = 3rd quarter 2007 labor index value = [*****]
IP = [*****]
Since IP > [*****], clause is triggered
2009 Adjusted Price = [*****]
6. Example: Abnormal Escalation Clause Not Triggered
B = $2,000,000
MC = September 2008 material index value = [*****]
MP = September 2007 material index value = [*****]
LC = 3rd quarter 2008 labor index value = [*****]

LP = 3rd quarter 2007 labor index value = [*****]
IP = [*****]
Clause not triggered because (IP < [*****])
B.     Abnormal Escalation - Revised Model

1.
Recurring Product Prices for the 737MAX and 777X will be adjusted for Abnormal Escalation as follows. In the event that escalation, as determined by a composite of the identified below indices, exceeds [*****] (“Abnormal Escalation”), the Prices for Recurring Products for the subsequent calendar year shall be adjusted by [*****]. Abnormal Escalation is calculated each year against the Prices for Recurring Products effective for that year and [*****]. The adjusted Prices for Recurring Products will [*****].

Any prolonged extraordinary inflation will be considered by the Parties to determine any mutually agreeable proper actions to be taken.

2.	Adjustments to the 737MAX and 777X Product Prices for Recurring Products will be determined by the following economic indices:

A.	Material - [*****].

B.	Labor - [*****].

3.	Composite - [*****].

4.	Special Notes:
In the event the U.S. Bureau of Labor Statistics discontinues or alters its current method of calculating the indices specified above, Boeing and Seller shall agree upon an appropriate substitution for or adjustment to the indices to be employed herein.
All calculations will be held to a six (6) decimal place level of precision.
Indices shall be pulled on November 15th of each year.

5.	Formula and Examples:

5.1	Formula

5.2	Example 1 (escalation measured in November [*****]):
Weighted Escalation Percentage = [*****]
Because [*****]<[*****], no adjustments will be made for Abnormal Escalation for [*****]Prices

5.3	Example 2 (escalation measured in November [*****])
Weighted Escalation Percentage = [*****]
Because [*****]>[*****], adjustments will be made for Abnormal Escalation for [*****]Prices
[*****]= [*****] Price Adjustment for [*****] Prices

ATTACHMENT I of SBP Amendment 40
SBP Attachment 31
RESERVED

ATTACHMENT J of SBP Amendment 40
SBP Attachment 32
737 and 777X Value Engineering Cost Sharing

1.
The Parties agree to cooperate and work together to implement cost reduction ideas agreed to by both Boeing and Seller. This Attachment supersedes SBP Sections 7.6 and 7.6.1 for the 737 and 777X Program Airplanes while this SBP Attachment 32 is effective. For each agreed-to cost reduction project, the Parties will enter into a written agreement in substantially the same form as Exhibit A attached hereto (each, a "Cost Reduction Project Agreement") which will, at a minimum, set forth the following: (a) a detailed description of the cost reduction idea; (b) the steps required to implement such idea; (c) the Party responsible for each step; (d) the timeline associated with such implementation; (e) equal allocation of non-recurring costs between the Parties (50% each) and the documentation reasonably necessary to substantiate the non-recurring costs of each Party; (f) the method for defining and measuring the cost savings; (g) the process for recapture of each Party's non-recurring costs; (h) equal allocation of the cost savings between the Parties (50% each); and (i) the process for terminating a Cost Reduction Project Agreement.

2.
In order to track the progress of cost reduction implementation efforts, the Parties agree to conduct, at least once per calendar quarter starting in the first quarter of 2019: (1) executive reviews for both 737 and 777X; and (2) cost reduction symposia for both 737 and 777X to jointly discuss, brainstorm, and identify potential cost reduction projects. These reviews will track progress of jointly-agreed items including, but not limited to, total number of cost reduction ideas, total number of implemented ideas, and total savings captured by both Parties to-date. Any potential 737 projects or ideas conceived by either Party prior to the effective date of SBP Amendment 39 (and which were not included in the December 2017 737 cost reduction symposium list identified as “Boeing_Symposium_Ideas_Capture_All.xlsx”) will not be considered to be covered by this SBP Attachment 32 unless otherwise jointly agreed by the Parties.

3.
The sum of the nonrecurring costs of the Parties required to implement cost reduction ideas, as set forth in the applicable Cost Reduction Project Agreement, will be shared equally by the Parties. The wrap rates contained in SBP Attachment 5 will be utilized for calculating Seller’s nonrecurring costs, and $[*****] per hour will be utilized for calculating Boeing’s nonrecurring costs. Notwithstanding the first sentence in this Section 3, the costs for accountable Tooling will be the sole responsibility of Boeing, and the costs for non-accountable tooling will be the sole responsibility of Seller.

4.
Any cost reductions resulting from incorporation of joint Boeing and Seller cost reduction initiatives will result in a reduction in the Attachment 1 [*****] in a mutually agreed manner that equitably preserves, or enhances if market conditions allow, the anticipated economics for both Boeing and Seller. The wrap rates contained in SBP Attachment 5 will be utilized for calculating Seller’s recurring cost savings.